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       As filed with the Securities and Exchange Commission on May 3, 2007


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 3, 2007

                             PLAYTEX PRODUCTS, INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                       1-12620                 51-0312772
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(State or other jurisdiction of   (Commission File Number)     (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                300 Nyala Farms Road, Westport, Connecticut 06880
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                    (Address of principal executive offices)

        Registrant's telephone number, including area code (203) 341-4000
                                                           --------------

                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 2 -- FINANCIAL INFORMATION

Item 2.02 Results of Operations and Financial Condition.

On May 3, 2007, Playtex Products, Inc. (the "Company") issued a press release announcing its results of operations for the quarter ended March 31, 2007. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item.

SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits

           Exhibit Number                                  Title
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                99.1               Press Release of Playtex Products, Inc. dated
                                   May 3, 2007

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act that are intended to come within the safe harbor protection provided by those statutes. By their nature, all forward-looking statements involve risks and uncertainties, and actual results may differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company's actual results are identified in Part I, Item 1A of the Company's Annual Report on Form 10-K for the year ended December 30, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        PLAYTEX PRODUCTS, INC.

Date:   May 3, 2007                     By: /s/ KRIS J. KELLEY
      ---------------                       ------------------------------------
                                            Kris J. Kelley
                                            Executive Vice President and
                                            Chief Financial Officer
                                            (Principal Financial Officer)


Date:   May 3, 2007                     By: /s/ JOHN J. MCCOLGAN
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                                            John J. McColgan
                                            Vice President--Corporate Controller
                                            and Treasurer
                                            (Principal Accounting Officer)